UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 17, 2020

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 417-4364

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Synthetic Biologics, Inc. 2020 Incentive Stock Plan

On September 17, 2020, Synthetic Biologics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2020 Stock Incentive Plan. A description of the 2020 Stock Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 4, 2020 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—Approval of THE SYNTHETICS BIOLOGICS, INC. 2020 Stock Incentive Plan”, which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the 2020 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 17, 2020,  at the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, and 3 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the Company’s next annual meeting of stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Jeffrey J. Kraws	3,011,438	1,730,920	9,300,622
Steven A. Shallcross	4,002,277	740,081	9,300,622
Scott L. Tarriff	3,017,787	1,724,571	9,300,622
Jeffrey Wolf	3,044,107	1,698,251	9,300,622

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,596,785	1,032,990	413,205	0

Proposal 3 — Approval of an amendment to our 2020 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the Plan by 4,000,000 shares of common stock

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the Company’s 2020 Stock Incentive Plan, which would allow the Company to grant up to 4,000,000 awards under the 2020 Stock Incentive Plan, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,479,717	2,107,843	154,798	9,300,622

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Synthetic Biologics, Inc. 2020 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement filed with the Securities and Exchange Commission on August 4, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2020

SYNTHETIC BIOLOGICS, INC.

By:	/s/ Steven Shallcross
Name:	Steven Shallcross
Title:	Chief Executive Officer and Chief Financial Officer